UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 29, 2009

ACCESSKEY IP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53664	41-1735422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8100 M4 Wyoming Blvd., NE, Albuquerque, NM 87113
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (310) 734-4254

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a) On July 29, 2009, Mr. Bruce M. Palmer, the President and Chief Financial Officer of AccessKey IP, Inc., a Nevada corporation (the “Registrant”), concluded that the Registrant's audited financial statements for the years ended December 31, 2008 and December 31, 2007 and the unaudited financial statements for the quarters ended March 31, 2008 and March 31, 2009 included as part of the Registrant's Form 10 statement filed with the Securities and Exchange Commission (the “SEC”) on May 7, 2009, as amended (the “Form 10”) should no longer be relied upon because of one or more errors in such financial statements. The Registrant’s officer came to this conclusion based on comments received from the staff of the Division of Corporate Finance of the SEC in its review of the Registrant’s Form 10 and conferring with its outside accounting consultant to address the accounting treatment of certain warrants and stock options.  As a result, the Registrant determined that liability treatment of its warrants issued in 2006 and 2008 and its stock options issued in 2008 was required under EITF 00-19 and SFAS 123R, respectively.  Management is working with its auditors to restate its financial statements.

The Registrant will amend this filing as soon as practically possible to restate its financial statements for the years ended December 31, 2008 and December 31, 2007 and the unaudited financial statements for the quarters ended March 31, 2008 and March 31, 2009.

The Registrant's CFO discussed with the Registrant's independent auditors the matters disclosed in this filing under 4.02(a).

(b)-(c) The Registrant advised its auditor via e-mail on July 29, 2009 of its preliminary conclusion to restate the financial statements identified in paragraph (a) above.  After a review of the facts, the auditor responded via e-mail on July 29, 2009 that the financial statements should be restated.  The Registrant’s CFO discussed with the independent auditor the matters disclosed in this filing under Item 4.02(b) and has provided its independent auditor with a copy of the disclosures in this filing in response to Item 4.02 and requested that it provide a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in response to this Item 4.02 and, if not, stating the respects in which it does not agree. The independent auditors’ letter in response to this request is attached hereto as Exhibit 7.1.

Item 9.01  Financial Statements and Exhibits

Exhibits

7.1	Letter from Auditor regarding Non-Reliance on a Previously Issued Audit Report or Completed Interim Review

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AccessKey IP, Inc.

Date: August 19, 2009	/s/ Bruce Palmer
Bruce Palmer
President and Chief Financial Officer

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